Exhibit 99.1

Agrify Announces the Result of its Reconvened Annual Meeting, At Premium $3.9 Million Debt Conversion,
and the Exercise of a Majority of Previously Issued Warrants

TROY, Michigan, January 25, 2024 – Agrify Corporation (Nasdaq: AGFY) (“Agrify” or the “Company”), a leading provider of innovative cultivation and extraction solutions for the cannabis industry, today announced that the shareholders of the Company approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 10,000,000 to 35,000,000 (the “Charter Amendment”), that all its outstanding debt held by CP Acquisitions LLC (the “New Lender”), an entity affiliated with Raymond Chang, the Chief Executive Officer of the Company and a member of the Board of Directors (the “Board”), and I-Tseng Jenny Chan, a member of the Board, has been consolidated under a single convertible note and approximately $3.9 million of the outstanding debt has been converted into equity at a conversion price per share equal to $1.46, or 212% premium to the latest closing price, and that its prior secured lender (the “Prior Lender”) has exercised 2,475,629 of the warrants previously issued in October 2023 on a cashless basis for a net issuance of 2,473,542 shares of common stock, thus greatly reducing the number of outstanding warrants.

The Company’s Annual Meeting of Stockholders on January 8, 2024 (the “Annual Meeting”) was adjourned until January 22, 2024 (the “Reconvened Meeting”), only with respect to the proposal to approve the Charter Amendment, owing to Item 3 receiving less than the affirmative vote of a majority of the Company’s outstanding common stock as of the record date of December 6, 2023, which was the required minimum vote to approve the Charter Amendment. At the Reconvened Meeting, shares representing approximately 51.6% of the outstanding shares of common stock as of the record date were voted in favor of the Charter Amendment, representing approximately 94.6% of votes cast on the proposal, resulting in the Charter Amendment being approved. The Charter Amendment will provide the Company with a number of shares of common stock so that common stock can be issued in connection with conversion of the Restated Note into equity, among other things.

In addition, the New Lender, which previously purchased from the Prior Lender the Senior Secured Note issued by the Company to the Prior Lender on August 19, 2022 (the “Exchange Note”) and the Senior Secured Convertible Note issued by the Company to the Prior Lender on March 10, 2023 (the “Convertible Note”), and to which the Company previously issued a junior secured promissory note (the “Junior Secured Note”) with a maximum principal amount of $4,000,000, entered into a consolidation, amendment and restatement of the Convertible Note with the Company to consolidate the outstanding principal and interest due under the Junior Secured Note and the Exchange Note into the Convertible Note and to amend and restate the Convertible Note (the “Restated Note”) consistent with the terms contained in the proposal approved by the stockholders of the Company at the Annual Meeting, with an outstanding principal amount of approximately $18.9 million at the time of issuance of the Restated Note. Immediately following the execution of the Restated Note, the New Lender elected to convert approximately $3.9 million of outstanding principal into an aggregate of 2,671,633 shares of common stock, at a conversion price of $1.46 per share, and assigned its rights to receive such shares to entities affiliated with Mr. Chang and Ms. Chan. Concurrently, GIC Acquisition, another entity affiliated with Mr. Chang, agreed to increase the principal amount under its previously-issued junior secured note from $0.5 million to $1 million.

On January 22, 2024, pursuant to notices of exercise received from the Prior Lender, the Company issued an aggregate of 2,473,542 shares of common stock (to the Prior Lender upon the cashless exercise of two warrants issued to the Prior Lender on October 27, 2023. The issuance of the Warrant Shares represents the full exercise of the Abeyance Warrant as described in the Company’s Current Report on Form 8-K filed on October 30, 2023 (the “October 30 Form 8-K”) and the partial exercise of the Exchange Warrant as described in the October 30 Form 8-K, which remains exercisable for up to 659,669 shares of common stock, subject to adjustment pursuant to its terms.

The consolidation of the outstanding debt held by the New Lender into the Restated Note and the conversion of some amount of the debt thereunder, together with the reduction in the number of outstanding warrants held by the Prior Lender is expected to result in a reduction in liabilities on the Company’s balance sheet, which the Company believes will help it to regain compliance with Nasdaq’s Listing Rule 5550(b)(1), which requires that listed companies maintain a minimum of $2.5 million in stockholders’ equity.

“We are very pleased to achieve yet another major milestone in our effort to restructure Agrify’s balance sheet. The $3.9 million conversion at a significant premium to our current market price exemplifies our continuous confidence and support in Agrify’s turnaround initiatives,” noted Raymond Chang, Chief Executive Officer of Agrify.

About Agrify

Agrify is a leading provider of innovative cultivation and extraction solutions for the cannabis industry, bringing data, science, and technology to the forefront of the market. Our proprietary micro-environment-controlled Vertical Farming Units (VFUs), enable cultivators to produce the highest quality products with unmatched consistency, yield, and ROI (return on investment) at scale. Our comprehensive extraction product line, which includes hydrocarbon, ethanol, solventless extraction, post-processing, and lab equipment, empowers producers to maximize the quantity and quality of extract required for premium concentrates. For more information, please visit our website at http://www.agrify.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Agrify and other matters. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements including, without limitation, statements regarding future financial results, including the ability to regain compliance with Nasdaq listing standards and the ability to reduce liabilities on its balance sheet. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition, and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You should carefully consider the risks and uncertainties that affect our business, including those described in our filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 that was filed with the SEC on November 28, 2023, which can be obtained on the SEC website at www.sec.gov. These forward-looking statements speak only as of the date of this communication. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events, or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and filings with the SEC.

Agrify Investor Relations

IR@agrify.com

(857) 256-8110